Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350 as created by Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph E. Miller, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)
The Quarterly Report on Form 10-Q of Griffin-Benefit Street Partners BDC Corp. (the “Company”) for the quarterly period ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 12, 2016	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer (Principal Financial Officer)